UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 15, 2005
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                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
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               (Exact name of registrant as specified in charter)


         Colorado                      0-50472                  84-1530098
         --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                            5632 S. Spotswood Street
                               Littleton, CO 80120
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                    (Address of principal executive offices)

                                 (303) 730-9994
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               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On November 15, 2005 New Frontier Energy, Inc. (the "Corporation") issued a press release announcing that the Company and its working interest partners acquired an additional 2,634 gross acres in its Slater Dome Prospect by successfully bidding on the acreage at the federal oil and gas lease sale held on November 10, 2005.



Item 9.01 Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

   Exhibit No.         Description
       99.1            Press Release issued November 15, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: November 15, 2005                NEW FRONTIER ENERGY, INC.

                                By:    /s/ Les Bates
                                       ----------------------------------------
                                       Treasurer, Chief Accounting and
                                       Financial Officer, Secretary and Director